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1 Reconciliation of Net Income to Cash NOI and Same Store Cash NOI March 31, 2026 December 31, 2025 September 30, 2025 June 30, 2025 March 31, 2025 Net income $ 2,995 $ 32,172 $ 13,645 $ 11,385 $ 15,778 Add: General and administrative expenses 18,093 18,474 18,743 18,685 16,940 Depreciation and amortization 50,219 50,566 47,615 47,802 48,779 Interest expense 28,137 25,880 25,189 25,126 26,938 Interest expense associated with property in receivership — — — — 647 Loss on early extinguishment of debt — 97 — — — Income tax expense (benefit) (1,062) 1,054 1,645 478 (619) Less: Gain on disposition of property — (21,848) — — (13,170) Third-party management and other fees (277) (240) (404) (408) (431) Interest income (613) (1,949) (1,146) (1,867) (3,786) Net operating income 97,492 104,206 105,287 101,201 91,076 Straight-line rent (7,209) (4,320) (4,688) (3,748) (5,283) Above/below-market rent revenue amortization (670) (737) (821) (840) (798) Below-market ground lease amortization 1,958 1,958 1,957 1,958 1,958 Total cash NOI - including Observatory and lease termination fees 91,571 101,107 101,735 98,571 86,953 Less: Observatory NOI (10,642) (24,445) (26,527) (24,077) (15,043) Less: cash NOI from non-Same Store properties (5,383) (2,333) (1,073) (1,318) (1,583) Total Same Store property cash NOI - including lease termination fees 75,546 74,329 74,135 73,176 70,327 Less: Lease termination fees (1,356) — — (464) — Total Same Store property cash NOI - excluding Observatory and lease termination fees $ 74,190 $ 74,329 $ 74,135 $ 72,712 $ 70,327

1 1 Three Months Ended Twelve Months to Date March 31, 2026 December 31, 2025 September 30, 2025 June 30, 2025 Rental revenue $ 553,610 $ 144,296 $ 138,956 $ 136,371 $ 133,987 Tenant expense reimbursement 84,166 21,809 20,765 22,039 19,553 Deduct: Straight-line rental revenues (19,965) (7,209) (4,320) (4,688) (3,748) Above/below-market rent revenue amortization (3,068) (670) (737) (821) (840) Total cash revenues $ 614,743 $ 158,226 $ 154,664 $ 152,901 $ 148,952 Three Months Ended Reconciliation of Net Income to EBITDA and Adjusted EBITDA March 31, 2026 December 31, 2025 September 30, 2025 June 30, 2025 March 31, 2025 Net income $ 2,995 $ 32,172 $ 13,645 $ 11,385 $ 15,778 Interest expense 28,137 25,880 25,189 25,126 26,938 Interest expense associated with property in receivership — — — — 647 Income tax expense (benefit) (1,062) 1,054 1,645 478 (619) Depreciation and amortization 50,219 50,566 47,615 47,802 48,779 EBITDA 80,289 109,672 88,094 84,791 91,523 Gain on disposition of property — (21,848) — — (13,170) Adjusted EBITDA $ 80,289 $ 87,824 $ 88,094 $ 84,791 $ 78,353

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This presentation contains forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act. We intend these forward-looking statements to be covered by the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are not historical facts and can generally be identified by words such as “anticipate,” “believe,” “expect,” “intend,” “plan,” “project,” “estimate,” “may,” “will,” “should,” “would,” and similar expressions. Forward-looking statements are based on our current expectations and assumptions and are subject to risks and uncertainties that could cause actual results to differ materially from those expressed or implied. These risks and uncertainties include, among others: economic and market conditions (including the impact of catastrophic events, pandemics, extreme weather, terrorism, armed hostilities, cybersecurity threats and other technology disruptions); increased costs due to tariffs or other economic factors; changes in the New York City office, retail, multifamily and tourism markets (including changes in the use of office space and remote work); leasing activity, tenant defaults, early terminations and renewals, occupancy levels and rental rates; performance of the Observation Deck (including tourism levels, currency and geopolitical impacts, weather and competition); interest rate volatility and capital markets conditions, including our ability to refinance, restructure or extend indebtedness; real estate valuation declines and potential impairment charges; our ability to execute capital projects and complete acquisitions on acceptable terms; risks relating to governmental regulation, environmental and climate-related requirements (including Local Law 97), and our ability to achieve sustainability goals and metrics; risks relating to our ground leases; our ability to maintain our qualification as a REIT; potential taxable gain arising from transactions structured to qualify under Section 1031; legal proceedings; and risks relating to our disclosure controls and internal control over financial reporting. For a discussion of these and other factors, see the section entitled “Risk Factors” of our annual report on Form 10-K for the year ended December 31, 2025 and any additional factors that may be contained in any filing we make with the U.S. Securities and Exchange Commission. We undertake no obligation to update or revise any forward-looking statement to reflect subsequent events or circumstances, except as required by law.